UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                  -------------

                                    FORM 8-K
                                  -------------

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

                               September 19, 2005
                Date of report (date of earliest event reported)

                                  -------------

                              DIGITAL FUSION, INC.
             (Exact Name of Registrant as Specified in its Charter)
                                  -------------


     Delaware                           0-24073                  13-3817344
(State or Other Jurisdiction     (Commission File Number)      (IRS Employer
     of Incorporation)                                       Identification No.)

                  4940-A Corporate Drive, Huntsville, AL 35805
                    (Address of Principal Executive Offices)

                                 (256) 837-2620
              (Registrant's telephone number, including area code)

                                 Not Applicable
          (Former Name or Former address, if Changed Since Last Report)
                                  -------------


Check the appropriate box below if the Form 8-K filing in intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14D-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1 - Registrant's Business and Operations

Item 1.01  Entry into a Material Definitive Agreement.

      On September  19, 2005 the Company  entered into an  employment  agreement
(the "Agreement") with former Under Secretary and Lt. General (Ret.) Frank Libutti (the "Executive") pursuant to which the Company has retained the Executive to serve as the Chief Executive Officer of the Company. The following summary is qualified in its entirety by reference to the text of the Agreement.

      The Executive's term of employment shall be for a period of two years commencing on September 19, 2005, unless terminated earlier pursuant to the terms of the Agreement. Under the terms of the Agreement, the Executive will receive annual compensation of no less than $250,000 and participate in the Company's Executive Incentive Plan. Subject to the terms and conditions of the
Executive Incentive Plan, the Company will grant to the Executive an option to purchase 400,000 shares of the Company's common stock of which 134,000 shares will vest immediately and the remainder will vest subject to certain performance-based criteria structured by the Board of Directors. The exercise price shall be determined on the effective date of the grant. The Company will provide for the Executive's participation in the medical, dental, vision, life and disability insurance programs maintained by the Company for its employees. In addition, the Company shall reimburse the Executive up to $10,000 for relocation expenses related to the Executive's personal residence move from Washington, D.C. to Huntsville, Alabama.

      The  Agreement  also  provides  for  the  payment  by the  Company  to the
Executive severance payments equal to 18 months of the Executive's base salary at the time of termination plus any accrued and unpaid incentive bonus upon a voluntary termination of employment for "good reason," an involuntary termination of employment without "good cause," or a voluntary termination of employment following a reduction in the Executive's duties or title. Following such a termination of employment, the Executive will receive (i) all benefits that have vested under the terms of the Agreement, and (ii) health care coverage continuation rights under COBRA. Upon, or up to one year after, a change of control if the Executive's employment with the Company is terminated for any reason other than his death, disability or legal incapacity, the Executive shall be entitled to an amount up one-half of his annual base salary plus any other accrued and upaid amounts. This change of control payment may be made in a lump sum or in equal monthly installments at the election of the Executive.

      In the event the Executive terminates his employment for other than "good reason," or the Company terminates the Executive's employment for "cause," the Executive shall not be entitled to receive any salary or other compensation or other benefits for any period after such termination. However, following such a termination of employment, the Executive will receive (i) all benefits that have vested under the terms of the Agreement, and (ii) health care coverage continuation rights under COBRA. The Agreement and all benefits provided under the Agreement will terminate immediately upon the death of the Executive, provided that the Executive's heirs and estate will receive all benefits that have vested under any written term of plan, and the Executive's dependents will receive health care coverage continuation rights under COBRA.

      The Agreement contains restrictive covenants which prohibit the Executive from (i) associating with a business that is competitive with any line of business of the Company for which the Executive provided services during the term of the Executive's employment, without the Company's consent and (ii) soliciting the Company's agents and employees during the term of the Executive's employment and for a period of one year following any termination of employment.

Section 5 - Corporate Governance and Management

Item 5.02(c) Appointment of Certain New Officers

Edward Rawlinson Promoted to Chief Operating Officer
----------------------------------------------------

(1) On September 19, 2005, Edward Rawlinson was promoted to Chief Operating Officer of the Company, effective October 1, 2005.

(2) Mr. Rawlinson joined the Company in September 2004 as the vice president of engineering services. He has over 30 years experience in the Ballistic Missile Defense industry specializing in the analysis, development and test of missile systems, and holds Bachelor's and Master's degrees in Aerospace Engineering from Auburn University. Prior to joining the Company, Mr. Rawlinson was the group director for Advanced Technology at SYColeman, a subsidiary of L-3 Communications Corporation.

      One September 21, 2005, Digital Fusion issued a press release announcing Mr. Rawlinson's new position as Chief Operating Officer. The press release is attached to this Form 8-K as Exhibit 99.1.

Lt. Gen. (Ret.) Frank Libutti Appointed Chief Executive Officer
---------------------------------------------------------------

(1) As described in Item 1.01 above, Lt. Gen. Libutti was appointed as Chief Executive Officer of the Company, effective September 19, 2005.

(2) Lt. Gen. Libutti has been serving as interim CEO since early September. His previous experience includes more than 39 years of military and public service. Prior to joining the Company, Lt. Gen. Libutti retired in 2005 as the first Under Secretary for Information Analysis and Infrastructure Protection at the newly created U.S. Department of Homeland Security. From 2002 to May 2003, Lt. Gen. Libutti served as the New York Police Department's first Deputy Commissioner of Counter-Terrorism. Prior to his service with the NYPD, he had a long, distinguished and highly decorated career in the Marine Corps, retiring in October 2001 at the rank of Lieutenant General.

At the time of his retirement, Lt. Gen. Libutti was the Commander of the U.S. Marine Corps Forces Pacific; Commanding General, Fleet Marine Force, Pacific; and Commander, U.S. Marine Corps Bases, Pacific, headquartered at Camp H.M. Smith, Hawaii.

      On September 22, 2005, the Company issued a press release announcing Lt. Gen. Libutti as the Company's new Chief Executive Officer. The press release is attached to this Form 8-K as Exhibit 99.2.

Section 9 - Financial Statements Exhibits

Item 9.01   Financial Statements and Exhibits

(c)   Exhibits

       Exhibit No.     Description
       -----------     -----------

       99.1* Press release dated September 21, 2005, issued by Digital Fusion, Inc.

       99.2* Press release dated September 22, 2005, issued by Digital Fusion, Inc.

*  Filed herewith.

                                   SIGNATURES


      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: September 23, 2005

                                    DIGITAL FUSION, INC.



                                    By:  /s/ Elena I. Crosby
                                       -----------------------------------------
                                         Elena I. Crosby, Corporate Secretary

                                  EXHIBIT INDEX

Exhibit No.    Description
-----------    -----------

99.1*          Press release dated September 21, 2005, issued by Digital
               Fusion, Inc.
99.2*          Press release dated September 22, 2005, issued by Digital
               Fusion, Inc.


*Filed herewith.